Exhibit 99.5

NEWS RELEASE

Phillips 66 Announces Offer to Acquire Outstanding Publicly Held

Common Units of DCP Midstream, LP

HOUSTON, August 17, 2022 – Concurrent with Phillips 66’s (NYSE: PSX) announcement of the realignment of economic and governance interests in DCP Midstream, LP (DCP Midstream), Phillips 66 also announced today it has submitted a non-binding proposal to the board of directors of the general partner of DCP Midstream offering to acquire all publicly held common units of DCP Midstream for cash. Subject to negotiation and execution of a definitive agreement, Phillips 66 is proposing consideration of $34.75 for each outstanding publicly-held common unit of DCP Midstream as part of a transaction that would be structured as a merger of DCP Midstream with an indirect subsidiary of Phillips 66 with DCP Midstream as the surviving entity.

The proposed transaction is subject to the negotiation and execution of a definitive agreement and approval of such definitive agreement and transactions contemplated thereunder by the board of directors of the general partner of DCP Midstream and a conflicts committee thereof. The consummation of the proposed transaction would also be subject to customary closing conditions. There can be no assurance that any such approvals will be forthcoming, that a definitive agreement will be executed or that any transaction will be consummated.

Phillips 66 engaged Barclay’s Capital Inc. as financial advisor and Bracewell LLP as legal counsel. For more information regarding Phillips 66’s previous announcement of the realignment of economic and governance interests in DCP Midstream, refer to the Strategic Joint Venture Update available on the Phillips 66 Investors site, phillips66.com/investors.

Additional Information and Where You Can Find It

This communication does not constitute a solicitation of any vote or approval with respect to the proposed transaction. This communication relates to a proposed business combination between Phillips 66 and DCP Midstream, LP (“DCP Midstream”). In connection with the proposed transaction, subject to further developments and if a transaction is agreed, Phillips 66 and DCP Midstream expect to file an information statement and other documents with the U.S. Securities and Exchange Commission (“SEC”). INVESTORS AND SECURITYHOLDERS OF PHILLIPS 66 AND DCP MIDSTREAM ARE ADVISED TO CAREFULLY READ ANY INFORMATION STATEMENT AND ANY OTHER DOCUMENTS THAT HAVE BEEN FILED OR MAY BE FILED WITH THE SEC (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION, THE PARTIES TO THE TRANSACTION AND THE RISKS ASSOCIATED WITH THE TRANSACTION. Any definitive information statement, if and when available, will be sent to securityholders of DCP Midstream relating to the proposed transaction. Investors and securityholders may obtain a free copy of such documents and other relevant documents (if and when available) filed by Phillips 66 or DCP Midstream with the SEC from the SEC’s website at www.sec.gov. Securityholders and other interested parties will also be able to obtain, without charge, a copy of such documents and other relevant documents (if and when available) from Phillips 66’s website at www.phillips66.com under the “Investors” tab under the heading “SEC Filings” under the “Financial Information” sub-tab or from DCP Midstream’s website at www.dcpmidstream.com under the “Investors” tab and the “SEC Filings” sub-tab.

Participants in the Solicitation

Phillips 66, DCP Midstream and their respective directors, executive officers and certain other members of management may be deemed to be participants in the solicitation of consents in respect of the transaction. Information about these persons is set forth in Phillips 66’s proxy statement relating to its 2022 Annual Meeting of Stockholders, which was filed with the SEC on March 31, 2022; Phillips 66’s Annual Report on Form 10-K, which was filed with the SEC on February 18, 2022; certain of Phillips 66’s Current Reports on Form 8-K; DCP Midstream’s Annual Report on Form 10-K for the year ended December 31, 2021, which was filed with the SEC on February 18, 2022, and subsequent statements of changes in beneficial ownership on file with the SEC. Securityholders and investors may obtain additional information regarding the interests of such persons, which may be different than those of the respective companies’ securityholders generally, by reading the information statement and other relevant documents regarding the transaction (if and when available), which may be filed with the SEC.

CAUTIONARY STATEMENT FOR FORWARD-LOOKING STATEMENTS

This release contains certain forward-looking statements. Words and phrases such as “anticipated,” “estimated,” “expected,” “planned,” “scheduled,” “targeted,” “believes,” “continues,” “intends,” “will,” “would,” “objectives,” “goals,” “projects,” “efforts,” “strategies” and similar expressions are used to identify such forward-looking statements. However, the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements included in this release are based on management’s expectations, estimates and projections as of the date they are made. These statements are not guarantees of future performance and you should not unduly rely on them as they involve certain risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in such forward-looking statements. Forward-looking statements contained in this release include, but are not limited to, statements regarding the expected benefits of the potential transaction to Phillips 66 and its shareholders and DCP Midstream and its unitholders, and the anticipated consummation of the proposed transaction and the timing thereof. Factors that could cause actual results or events to differ materially from those described in the forward-looking statements include: uncertainties as to the timing to consummate the potential transaction; the effects of disruption to Phillips 66’s or DCP Midstream’s respective businesses; the effect of this communication on the price of Phillips 66’s shares or DCP Midstream’s common units; transaction costs; Phillips 66’s ability to achieve benefits from the proposed transaction; and the diversion of management’s time on transaction-related issues. Other factors that could cause actual results to differ from those in forward-looking statements include: the effects of any widespread public health crisis and its negative impact on commercial activity and demand for refined petroleum products; the inability to timely obtain or maintain permits necessary for capital projects; changes to worldwide government policies relating to renewable fuels and greenhouse gas emissions that adversely affect programs like the renewable fuel standards program, low carbon fuel standards and tax credits for biofuels; fluctuations in NGL, crude oil, and natural gas prices, and petrochemical and refining margins; unexpected changes in costs for constructing, modifying or operating our facilities; unexpected difficulties in manufacturing, refining or transporting our products; the level and success of drilling and production volumes around our Midstream assets; risks and uncertainties with respect to the actions of actual or potential competitive suppliers and transporters of refined petroleum products, renewable fuels or specialty products; lack of, or disruptions in, adequate and reliable transportation for our NGL, crude oil, natural gas, and refined products; potential liability from litigation or for remedial actions, including removal and reclamation obligations under environmental regulations; failure to complete construction of capital projects on time and within budget; the inability to comply with governmental regulations or make capital expenditures to maintain compliance; limited access to capital or significantly higher cost of capital related to illiquidity or uncertainty in the domestic or international financial markets; potential disruption of our operations due to accidents, weather events, including as a result of climate change, terrorism or cyberattacks; general domestic and international economic and political developments including armed hostilities, expropriation of assets, and other political, economic or diplomatic developments, including those caused by public health issues and international monetary conditions and exchange controls; changes in governmental policies relating to NGL, crude oil, natural gas, refined petroleum products, or renewable fuels pricing, regulation or taxation, including exports; changes in estimates or projections used to assess fair value of intangible assets, goodwill and property and equipment and/or strategic decisions with respect to our asset portfolio that cause impairment charges; investments required, or reduced demand for products, as a result of environmental rules and regulations; changes in tax, environmental and other laws and regulations (including alternative energy mandates); political and societal concerns about climate change that could result in changes to our business or increase expenditures, including litigation-related expenses; the operation, financing and distribution decisions of equity affiliates we do not control; and other economic, business, competitive and/or regulatory factors affecting Phillips 66’s businesses generally as set forth in our filings with the Securities and Exchange Commission. Phillips 66 is under no obligation (and expressly disclaims any such obligation) to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

About Phillips 66

Phillips 66 (NYSE: PSX) manufactures, transports and markets products that drive the global economy. The diversified energy company’s portfolio includes Midstream, Chemicals, Refining, and Marketing and Specialties businesses. Headquartered in Houston, Phillips 66 has employees around the globe who are committed to safely and reliably providing energy and improving lives while pursuing a lower-carbon future. For more information, visit phillips66.com or follow @Phillips66Co on LinkedIn or Twitter.

CONTACTS

Jeff Dietert (investors)

832-765-2297

jeff.dietert@p66.com

Shannon Holy (investors)

832-765-2297

shannon.m.holy@p66.com

Thaddeus Herrick (media)

855-841-2368

thaddeus.f.herrick@p66.com